Exhibit 99.1

Joint Filer Information

Name:  EnerTech Capital Partners II L.P.
Name:  ECP II Management L.P.

Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990 Address 700
Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990

Designated Filer: EnerTech Capital Partners II L.P.
Designated Filer: EnerTech Capital Partners II L.P.

Issuer and Ticker Symbol: Arbinet-thexchange, Inc. (ARBX)
Issuer and Ticker Symbol: Arbinet-thexchange, Inc. (ARBX)

Date of Event Requiring Statement: December 13, 2004
Date of Event Requiring Statement: December 13, 2004

Name: ECP II Interfund L.P.

Name: ECP II Management LLC

Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990 Address 700
Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990

Designated Filer: EnerTech Capital Partners II L.P.
Designated Filer: EnerTech Capital Partners II L.P.

Issuer and Ticker Symbol: Arbinet-thexchange, Inc. (ARBX)
Issuer and Ticker Symbol: Arbinet-thexchange, Inc. (ARBX)

Date of Event Requiring Statement: December 13, 2004
Date of Event Requiring Statement: December 13, 2004

Name: Scott B. Ungerer
Name: Robert E. Keith

Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990 Address 700
Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990

Designated Filer: EnerTech Capital Partners II L.P.
Designated Filer: EnerTech Capital Partners II L.P.

Issuer and Ticker Symbol: Arbinet-thexchange, Inc. (ARBX)
Issuer and Ticker Symbol: Arbinet-thexchange, Inc. (ARBX)

Date of Event Requiring Statement: December 13, 2004
Date of Event Requiring Statement: December 13, 2004

Name: David F. Lincoln
Name: Mark J. DeNino

Address 700 Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990 Address 700
Building, 435 Devon Park Drive, Wayne, PA 19087 - 1990

Designated Filer: EnerTech Capital Partners II L.P.
Designated Filer: EnerTech Capital Partners II L.P.

Issuer and Ticker Symbol: Arbinet-thexchange, Inc. (ARBX)
Issuer and Ticker Symbol: Arbinet-thexchange, Inc. (ARBX)

Date of Event Requiring Statement: December 13, 2004
Date of Event Requiring Statement: December 13, 2004